Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	September 30, 2007	December 31, 2006

	(dollars in thousands)
Non-accrual loans	$64,973	$35,683
Loans 90 days or more past due and
still accruing interest(1)	14,061	3,479
Restructured loans	176	60

Total non-performing loans	79,210	39,222
Other real estate	5,615	3,153

Total non-performing assets	$84,825	$42,375

As a percent of Portfolio Loans
Non-performing loans	3.15%	1.58%
Allowance for loan losses	1.69	1.08
Non-performing assets to total assets	2.60	1.24
Allowance for loan losses as a percent of
non-performing loans	53	69

(1)	The balance of loans 90 days or more past due and still accruing interest at September 30, 2007, includes one commercial relationship (consisting of three loans) totaling $8.4 million that was brought current on October 5, 2007.

Allowance for loan losses

	Nine months ended September 30,
	2007		2006

	Loan Losses	Unfunded Commitments	Loan Losses	Unfunded Commitments

	(in thousands)
Balance at beginning of period	$26,879	$1,881	$22,420	$1,820
Additions (deduction)
Provision charged to operating expense	33,420	347	8,557	(176)
Recoveries credited to allowance	1,741		1,635
Loans charged against the allowance	(19,713)		(8,165)

Balance at end of period	$42,327	$2,228	$24,447	$1,644

Net loans charged against the allowance to
average Portfolio Loans (annualized)	0.96%		0.33%

Alternative Sources of Funds

	September 30, 2007			December 31, 2006

	Amount	Average Maturity	Rate	Amount	Average Maturity	Rate

	(dollars in thousands)
Brokered CDs (1,2)	$704,702	1.7 years	4.77%	$1,055,010	1.9 years	4.72%
Fixed rate FHLB advances(1)	100,067	2.5 years	5.50	58,272	4.6 years	5.66
Variable rate FHLB advances(1)				2,000	0.5 years	5.31
Securities sold under agreements to Repurchase(1)				83,431	0.1 years	5.34
Federal funds purchased				84,081	1 day	5.40

Total	$804,769	1.8 years	4.86%	$1,282,794	1.8 years	4.85%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.
(2)	The balance of Brokered CD’s at December 31, 2006 includes $165.496 million related to discontinued operations.

Capitalization

	September 30, 2007	December 31, 2006

	(in thousands)
Unsecured debt	$3,500	$5,000

Subordinated debentures	92,888	64,197
Amount not qualifying as regulatory capital	(2,788)	(1,847)

Amount qualifying as regulatory capital	90,100	62,350

Shareholders' Equity
Preferred stock, no par value
Common stock, par value $1.00 per share	22,599	22,865
Capital surplus	195,206	200,241
Retained earnings	25,094	31,420
Accumulated other comprehensive income	1,534	3,641

Total shareholders' equity	244,433	258,167

Total capitalization	$338,033	$325,517

Non-Interest Income

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2007	2007	2006	2007	2006

	(in thousands)
Service charges on deposit
accounts	$6,565	$6,380	$5,285	$17,833	$14,784
Mepco litigation settlement					2,800
Net gains on assets sales
Real estate mortgage loans	1,094	1,238	1,115	3,413	3,329
Securities	52	128		259	171
VISA check card interchange income	1,287	1,292	870	3,529	2,532
Real estate mortgage loan servicing	633	712	561	1,872	1,835
Mutual fund and annuity commissions	517	467	324	1,463	970
Bank owned life insurance	471	448	402	1,368	1,195
Title insurance fees	363	430	416	1,207	1,298
Manufactured home loan origination fees
and commissions	10	115	214	239	700
Other	1,537	1,563	1,534	4,789	4,490

Total non-interest income	$12,529	$12,773	$10,721	$35,972	$34,104

Real Estate Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2007	2007	2006	2007	2006

	(in thousands)
Real estate mortgage loans originated	113,563	129,613	146,384	359,991	400,818
Real estate mortgage loans sold	77,154	77,913	75,517	224,279	208,987
Real estate mortgage loans sold with
servicing rights released	14,121	12,604	13,678	38,404	30,058
Net gains on the sale of real estate mortgage loans	1,094	1,238	1,115	3,413	3,329
Net gains as a percent of real estate
mortgage loans sold ("Loan Sale Margin")	1.42%	1.59%	1.48%	1.52%	1.59%
SFAS #133 adjustments included in the
Loan Sale Margin	(0.06)	0.00	(0.05)	(0.03)	0.01

Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006

	(in thousands)
Balance at beginning of period	$15,443	$14,128	$14,782	$13,439
Originated servicing rights capitalized	760	742	2,222	2,136
Amortization	(381)	(398)	(1,220)	(1,114)
(Increase)/decrease in impairment reserve	8	(19)	46	(8)

Balance at end of period	$15,830	$14,453	$15,830	$14,453

Impairment reserve at end of period	$22	$19	$22	$19

Non-Interest Expense

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2007	2007	2006	2007	2006

	(in thousands)
Salaries	9,771	10,776	9,483	30,548	28,217
Performance-based compensation and benefits	1,287	1,153	(140)	3,761	1,664
Other benefits	2,563	2,855	2,320	8,064	7,597

Compensation and employee benefits	13,621	14,784	11,663	42,373	37,478
Occupancy, net	2,521	2,735	2,208	7,870	7,315
Furniture, fixtures and equipment	1,798	1,991	1,667	5,689	5,183
Data processing	1,753	1,912	1,378	5,103	4,138
Advertising	1,472	1,341	1,006	3,965	3,009
Loan and collection	1,285	1,221	909	3,512	2,714
Credit card and bank service fees	939	970	958	2,876	2,880
Communications	962	1,014	861	2,806	2,704
Supplies	590	581	535	1,778	1,560
Amortization of intangible assets	934	935	600	2,439	1,800
Legal and professional	504	457	453	1,467	1,337
Branch acquisition and conversion costs		(92)		330
Goodwill impairment				343	612
Other	1,993	1,952	1,112	5,588	4,398

Total non-interest expense	$28,372	$29,801	$23,350	$86,139	$75,128

Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2007			2006

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

Assets	(dollars in thousands)

Taxable loans (1)	$2,528,039	$50,835	8.00%	$2,481,099	$49,267	7.90%
Tax-exempt loans (1,2)	9,079	163	7.12	7,296	129	7.01
Taxable securities	163,321	2,308	5.61	202,905	2,713	5.30
Tax-exempt securities (2)	223,634	3,897	6.91	245,972	4,102	6.62
Other investments	20,196	232	4.56	15,580	191	4.86

Interest Earning Assets -
Continuing Operations	2,944,269	57,435	7.75	2,952,852	56,402	7.60

Cash and due from banks	34,873			53,384
Taxable loans - discontinued operations	604			208,795
Other assets, net	245,888			214,081

Total Assets	$3,225,634			$3,429,112

Liabilities
Savings and NOW	$996,125	4,942	1.97	$863,260	3,664	1.68
Time deposits	1,432,098	17,648	4.89	1,439,676	16,384	4.52
Long-term debt	1,995	23	4.57	3,995	47	4.67
Other borrowings	160,699	2,941	7.26	300,416	4,739	6.26

Interest Bearing Liabilities-
Continuing Operations	2,590,917	25,554	3.91	2,607,347	24,834	3.78

Demand deposits	316,873			283,518
Time deposits - discontinued operations	434			182,302
Other liabilities	71,430			96,158
Shareholders' equity	245,980			259,787

Total liabilities and shareholders' equity	$3,225,634			$3,429,112

Tax Equivalent Net Interest Income		$31,881			$31,568

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.31%			4.26%

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2007			2006

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

Assets	(dollars in thousands)

Taxable loans (1)	$2,520,661	$151,152	8.01%	$2,450,857	$143,607	7.83%
Tax-exempt loans (1,2)	9,450	489	6.92	6,594	349	7.08
Taxable securities	185,707	7,377	5.31	211,640	8,358	5.28
Tax-exempt securities (2)	230,998	12,087	7.00	249,624	13,133	7.03
Other investments	25,732	1,010	5.25	16,787	613	4.88

Interest Earning Assets -
Continuing Operations	2,972,548	172,115	7.73	2,935,502	166,060	7.56

Cash and due from banks	30,663			53,664
Taxable loans - discontinued operations	11,274			201,734
Other assets, net	244,780			209,686

Total Assets	$3,259,265			$3,400,586

Liabilities
Savings and NOW	$964,895	13,919	1.93	$864,102	9,729	1.51
Time deposits	1,486,616	54,457	4.90	1,385,807	43,217	4.17
Long-term debt	2,491	86	4.62	4,491	156	4.64
Other borrowings	163,237	8,495	6.96	340,492	14,661	5.76

Interest Bearing Liabilities-
Continuing Operations	2,617,239	76,957	3.93	2,594,892	67,763	3.49

Demand deposits	303,045			278,845
Time deposits - discontinued operations	8,176			175,340
Other liabilities	77,548			97,006
Shareholders' equity	253,257			254,503

Total liabilities and shareholders' equity	$3,259,265			$3,400,586

Tax Equivalent Net Interest Income		$95,158			$98,297

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.27%			4.47%

(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of September 30, 2007

	Total Commercial Loans

Loan Category	All Loans	Watch Credits Performing	Watch Credits Non-performing	Total Watch Credits	Percent of Loan Category in Watch Credit

	(dollars in thousands)
Land	$34,117	$5,211	$16,733	$21,944	64.3%
Land Development	57,487	18,237	13,969	32,206	56.0%
Construction	93,054	20,726	3,998	24,724	26.6%
Income Producing	335,775	26,715	9,688	36,403	10.8%
Owner occupied	343,774	37,724	5,792	43,516	12.7%

Total Commercial Real Estate Loans (1)	$864,207	$108,613	50,180	$158,793	18.4%

Other Commercial Loans(1)	$199,000	$23,952	1,607	$25,559	12.8%

Non-performing not in watch credit			216

Total non-performing commercial loans			$52,003

	Commercial Loans in Southeastern Michigan

Loan Category	All Loans	Watch Credits Performing	Watch Credits Non-performing	Total Internal Watch Credits	Percent of Loan Category in Watch Credit

Land	$23,360	$3,520	$14,783	$18,303	78.4%
Land Development	24,606	5,477	10,674	16,151	65.6%
Construction	21,289	3,544	1,688	5,232	24.6%
Income Producing	126,488	10,006	7,541	17,547	13.9%
Owner occupied	124,278	19,224	1,907	21,131	17.0%

Total Commercial Real Estate Loans	$320,021	$41,771	36,593	$78,364	24.5%

Other Commercial Loans	$72,000	$8,296	980	$9,276	12.9%

Non-performing not in watch credit			154

			$37,727

(1)	The total of these two categories is different than the September 30, 2007, Consolidated Statement of Financial Condition due primarily to loans in process.